EXHIBIT 32.1

CERTIFICATION OF CHIEF

EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Caspian International Oil Corporation (the "Company") certifies that:

1.

The Quarterly Report on Form 10-QSB of the Company for the period  ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 1, 2006

  /s/ Nurlan Janseitov

Nurlan Janseitov (Chief Executive Officer)